[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

Exhibit 10.41.3

AMENDED AND RESTATED ADDENDUM DATED AS OF FEBRUARY 16, 2015 REPLACING IN ITS

ENTIRETY THE ADDENDUM DATED AS OF JANUARY 15, 2015 TO

WELLS FARGO BANK, N.A. MASTER REPURCHASE AGREEMENT (THE “AGREEMENT”)

Master Repurchase Agreement Date: September 15, 2011         Version: 4.1 (“the Agreement”)

Description of Seller:	Description of Guarantor

Name of Seller: loanDepot.com, LLC	Name of Guarantor: Not Applicable
Tax Identification Number: 26-4599244
State of Formation: Delaware
Chief Executive Office:
26642 Towne Centre Drive
Foothill Ranch, CA 92610

Phone Number: 888-377-6888
Fax Number: 949-595-7006

Address for Notices (if different):

To the extent that there are multiple Sellers or Guarantors, the Agreement (and all relevant verb tenses and similar terminology) shall be deemed modified to provide for more than one Seller and/or Guarantor, as applicable.

Seller Trade Names:	Subsidiaries:
See Schedule 4	LD Escrow, Inc.
iMortgage.com, LLC

Servicer:	Affiliates:
loanDepot.com, LLC	Not Applicable

Seller’s Account for Remittance:	Seller’s Clearing Account:
Bank Name: Wells Fargo Bank, N.A.	Bank Name: Wells Fargo Bank, N.A.
Bank ABA: 121000248	Bank ABA: 121000248
Bank Account Name: loanDepot.com Operating Account	Bank Account Name: loanDepot.com, LLC
Bank Account Number: [***]	Bank Account Number: [***]

Facility Overview:

Effective Date: September 15, 2011	• Maximum Aggregate Purchase Price: $150,000,000
Termination Date: Thirty (30) calendar days following written notice from Buyer to Seller, or as provided for in the Agreement.	• Wet-Ink Mortgage Loan Document Receipt Date: 7 business days*
• Custodian: Wells Fargo Bank, N.A. or Deutsche Bank National Trust Company

*	Upon certification by Custodian/Buyer of “Dry” status, such Mortgage Loan shall have the loan classification as assigned by the Buyer.

Description of Purchased Mortgage Loans:

•	See Schedule 3

To the extent that a particular mortgage loan type is not listed, such loans shall not be purchased pursuant to this facility.

Maximum Transaction Duration:

•	See Schedule 3

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

Purchase Price Percentage and Post Default Rate Margin:

• Purchase Price Percentage: See Schedule 3	• Post Default Rate Margin: [***]%

• LIBOR: [***]

Sublimits:

• Wet-Ink Mortgage Loan Limit: [***] • Jumbo Mortgage Loan Limit, inclusive of a maximum of [***]

•    Combined Purchase Mortgage Loan limit under correspondent and wholesale policies approved by Buyer: [***]

•    Agency Security Limit: [***]

•    HARP Mortgage Loan Limit: [***]

•    Government Mortgage Loans with FICO Scores less than [***] and equal to or greater than [***]

Other Covenants and Conditions:

Individual Claim Threshold:	Aggregate Claim Threshold:

• $100,000 from private individuals or companies	• $150,000 from private individuals or companies

• $50,000 from all others, including other warehouse lenders or investors	• $100,000 from all others, including other warehouse lenders or investors

• Judgment Threshold: $25,000

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

Conditions:

•	Take-Out: Seller shall obtain a clear to close via an (1) Investor clear to close approval or (2) Investor automated underwrite system (“AUS”) approval with internal clear to close per delegated authorities or (3) delegated Mortgage Insurer clear to close approval on conforming mortgage loan products or (4) Direct Endorsement clear to close approval on FHA mortgage loan products.

•	Required Insurance Amount: Seller shall maintain Errors and Omissions and Financial Institutional Bond insurance with $5,000,000 minimum Limit of Liability at all times.

•	Seller shall maintain evidence of Financial Institution Bond Theft of Warehouse Lender’s Money or Collateral Endorsement in addition to Direct Loss-Payee Riders naming Wells Fargo Bank, N.A. as a direct loss-payee to each insurance policy.

•	Seller is approved for hedging subject to Seller complying with their 03/16/2011 Hedging Policy and Buyer’s Hedged Loan Policy at all times.

•	Seller is permitted to submit Jumbo Mortgage Loans provided Seller complies with Buyer’s policy, does not have a pattern of covenant compliance violations, or aged loans on the Buyer’s facility. All Jumbo Mortgage Loans must fit Buyer’s eligibility criteria at all times. Buyer reserves the right to change the eligibility criteria at its sole discretion. Seller must maintain at least three (3) MBFG-approved investors who purchase Jumbo Mortgage Loans at all times.

•	Seller is permitted to submit Agency Securities provided Seller complies with Buyer’s policy and procedures.

•	In addition to retail Mortgage Loans, Seller is permitted to submit wholesale Mortgage Loans and correspondent Mortgage Loans provided Seller complies with its wholesale policy dated 01/29/14 and correspondent policy dated 04/18/13 at all times. All wholesale Mortgage Loans must be closed in the name of the Seller. Correspondent Mortgage Loans may be closed in the name of the approved correspondent. Buyer or a third party acceptable to Buyer may conduct a due diligence review of Seller’s broker and correspondent files, as well as Seller’s wholesale Mortgage Loans and correspondent Mortgage Loans periodically at its sole discretion.

•	LD Escrow, Inc. is only approved to administer closings for the Seller and shall not receive and/or control funds for a transaction. All necessary funds for a transaction shall be remitted to an approved Closing Agent of the Buyer.

•	Seller is permitted to submit Client Credit Underwritten Non-Agency Jumbo loans provided Seller complies with Buyer’s policy and procedures for such loan type, as may be amended from time to time.

•	Seller is permitted to place HARP Mortgage Loans on the Buyer’s facility provided Seller complies with Buyer’s HARP 2.0 Program Guidelines policy, as may be amended from time to time.

•	Seller is subject to a credit and/or due diligence review by Buyer on no less than an annual basis, as determined by Buyer at its sole discretion.

•	Minimum FICO score shall be such score as outlined in the Manual, with the exception provided for in the Sublimits section of this Addendum.

•	On the first Business Day of each calendar quarter, Seller shall remit to Buyer an amount equal $[***] in immediately available funds to the Buyer’s account listed in the Addendum.

Financial Covenants:

•    Indebtedness to Adjusted Tangible Net Worth Ratio: Maximum of 12:1 at all times

•    Adjusted Tangible Net Worth Threshold: Minimum of $75,000,000 at all times.

•    Maximum Financial Exposure: Seller shall maintain net hedged pipeline total financial exposure of no greater than $1,000,000 at all times.

•    Unrestricted Cash: Minimum of $20,000,000 at all times, exclusive of the cash reserve which shall be held in the name of LoanDepot.com, LLC in the amount of 0.5% of the Maximum Aggregate Purchase Price in a FDIC insured account with Buyer (the “Reserve Account Threshold”). For the avoidance of doubt, the Reserve Account will be considered part of the Purchased Assets as such term is defined in the Agreement.

Fee Schedules:

In addition to, all fees and expenses set forth in the Agreement, Seller shall pay all fees and expenses set forth on Schedule 1 and the standard fees and charges of the Buyer pursuant to the type of commercial banking account(s) selected by the Seller, as modified from time to time by the Buyer in its sole discretion.

Entire Agreement:

The Agreement, the Guaranty, this Addendum, and all schedules hereto and thereto collectively together shall constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated therein or herein. Terms not defined herein shall have the meaning set forth in the Agreement. All references to the Addendum in the Program Agreements shall mean this Amended and Restated Addendum, dated February 16, 2015.

Signatures:

Party	Name / Title of Signatory	Signature

Wells Fargo Bank, N.A.	Kenneth D. Logan Managing Director	/s/ Kenneth D. Logan

loanDepot.com, LLC	Jon Frojen Chief Financial Officer	/s/ Jon Frojen

loanDepot.com, LLC, as Servicer for Buyer	Jon Frojen Chief Financial Officer	/s/ Jon Frojen

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

SCHEDULE 1

Fee Schedule

Transaction Fee Type	Fee Amount	Condition When Applies

Processing fee	[***]	[***]

Wet-Ink Mortgage Loan disbursement fee	[***]	[***]

Wire fee	[***]	[***]

Airbill fee	[***]	[***]

Wet-Ink Mortgage Loan fee	[***]	[***]

Non-usage fee	[***]	[***]

Same day funding fee	[***]	[***]

Custodial processing fee	[***]	[***]

Aged loan margin & fee	[***]	[***]

Shipped Mortgage Note penalty fee	[***]	[***]

Agency Custodian processing fee	[***]	[***]

Minimum income fee	[***]	[***]

Modification fee	[***]	[***]

Compliance waiver fee	[***]	[***]

SCHEDULE 2

Indebtedness Schedule

Credit Facilities and Other Indebtedness	Credit Facility Limit & Maximum Other Indebtedness
Bank of America Repo	$300,000,000
Citi Bank Repo	$125,000,000
UBS Bank Repo	$400,000,000
Texas Capital Bank Repo	$115,000,000
Everbank Repo	$125,000,000
Bank of America Gestation	$150,000,000
Jefferies Repo	$250,000,000
Jefferies Gestation	$250,000,000
FNMA ASAP+	$100,000,000

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

SCHEDULE 3

Pricing Schedule

Purchased Mortgage Loans (Product Type)	Purchase Price Percentage	Loan Margin	Maximum Transaction Duration
Government Mortgage Loan & Conforming Mortgage Loan - retail	[***]	[***]	[***]
Government Mortgage Loan & Conforming Mortgage Loan - wholesale	[***]	[***]	[***]
Government Mortgage Loan & Conforming Mortgage Loan - correspondent	[***]	[***]	[***]
Agency Security	[***]	[***]	[***]
HARP Mortgage Loan	[***]	[***]	[***]
Jumbo Mortgage Loan	[***]	[***]	[***]
Client Credit Underwritten Non-Agency Jumbo loan	[***]	[***]	[***]

SCHEDULE 4

Seller Trade Names

loanDepot.com

DirectRates

loanDepot, LLC

Residential Lending

LD

Residential Lending loanDepot.com, LLC

Mortgage Master, Inc.

Mortgage Master National

Mortgage Master Pacific

Imortgage

LDWholesale